Intellectual property	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Intellectual property

During 2015, NXT acquired the rights to the SFD® technology for use in the exploration of hydrocarbons from Mr. George Liszicasz, the Chief Executive Officer of the Company and Director, and recorded the acquisition as an intellectual property asset on the balance sheet. The asset was recorded at the fair value of the consideration transferred, including the related tax effect of approximately $25.3 million.

The asset is being amortized on a straight line basis over its estimated useful life of 15 years. The annual amortization expense expected to be recognized in each of the next five years is approximately $1.7 million per year for a 5 year aggregate total of $8.5 million.

	December 31,	December 31,
	2020	2019
Intellectual property acquired	$25,271,000	$25,271,000
Accumulated amortization	(8,985,667)	(7,300,933)
	16,285,333	17,970,067